                                                                    Exhibit 99.6


                                North American
                                Railways, Inc.


                                      CN
                            [CN logo appears here]



                                     BNSF
                           [BNSF logo appears here]

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]

Forward-looking Statement

This presentation may contain forward-looking statements within the meaning of the United States Private Securities Reform Act of 1995 and other applicable legislation, regarding future events and the future performance of CN that involve risks and uncertainties that could cause actual results to differ materially. This presentation may also contain forward-looking statements regarding future events and the future performance of BNSF that involve risks and uncertainties that could cause actual results to differ materially. Such forward-looking statements may include, without limitation, statements that the Company does not expect that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or other matters will have a material adverse effect on its consolidated financial condition, results of operations or liquidity and other similar statements concerning matters that are not historical facts, and projections or predictions as to the Company's financial or operational results. Such forward-looking statements are or will be based on information available at that time, are not guarantees of future performance and involve known and unknown risks and uncertainties, and other factors which may cause the outlook, the actual results or performance of the Company or the rail industry to be materially different from any future results or performance implied by such statements. Important factors that could cause such differences include, but are not limited to, industry competition and legislative and/or regulatory developments, changes in or compliance with environmental laws and regulations, natural events such as severe weather, floods and earthquakes, the effects of adverse general economic and business conditions, changes in fuel prices, labor strikes, the impact of year 2000 systems problems, environmental investigations or proceedings and other types of claims and litigation and other risks detailed from time to time in reports filed by the Company with securities regulators in Canada and the United States. Reference is made more specifically to "Management Discussion and Analysis" in the Company's annual and quarterly reports filed with Canadian securities regulators and in the Company's Form 40-F filed with U.S. securities regulators. Reference is also made to the documents BNSF files from time to time with the Securities and Exchange Commission including BNSF's Form 10-K, Form 10-Q and Form 8-K reports, which contain additional important factors that could cause the results of BNSF to differ from its current expectations and the forward-looking statements contained in this presentation.

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Overview
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
         Feature                        Description
     ---------------------------------------------------------------------
      The Business      . North American Railways, Inc. is formed by
      Combination         the combination of BNSF and CN
                        . Both BNSF and CN will maintain their current
                          regional operating and marketing focus
                        . IT, Purchasing, and selected marketing
                          functions will be shared
     ---------------------------------------------------------------------
      Structure         . 100% equity
                        . 1.05 BNSF share = 1.00 CN share
     ---------------------------------------------------------------------
      Regulatory        . Subject to STB approval
                        . Complies with both the CN Commercialization
                          Act and CBCA
     ---------------------------------------------------------------------
      Tax Implications  . Tax efficient transaction for U.S. and Canadian shareholders
     ---------------------------------------------------------------------

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Corporate Backgrounds
--------------------------------------------------------------------------------



------------------------   -------------------------   -------------------------
          CN                         BNSF                  Combined BNSF-CN
------------------------   -------------------------   -------------------------
 . Market cap*: U.S.$6.0B   . Market cap*: U.S.$12.9B   . Market cap*: U.S.$18.9B

 . Route Miles:    16,000   . Route Miles:     34,000   . Route Miles:     50,000

 . Employees:      23,500   . Employees:       43,500   . Employees:       67,000

------------------------   -------------------------   -------------------------


             -----------------------------------------------------
              Combination creates largest North American railroad
             -----------------------------------------------------


Note: *As of the closing market on December 17, 1999

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


North American Railways, Inc.
--------------------------------------------------------------------------------




     [MAP OF UNITED STATES SHOWING ROUTES OF NORTH AMERICAN RAILWAYS, INC.]




                     -------------------------------------
                          Complementary networks with
                      superior reach and strong franchise
                     -------------------------------------

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Traffic Mix
--------------------------------------------------------------------------------

    CN
    --

  1998 Revenue -- U.S.$3.5B (Cdn $5.2B)

  Merchandise         50%
  Grain               16%
  Intermodal          16%
  Coal                10%
  Automotive           8%

    BNSF
    ----

  1998 Revenue -- U.S.$8.9B (Cdn $13.2B)

  Intermodal          27%
  Merchandise         29%
  Coal                25%
  Grain               14%
  Automotive           5%

    BNSF-CN
    -------

  1998 Pro Forma Revenue
    U.S.$12.5B (Cdn $18.5B)

      Bulk                36%
        Coal              21%
        Grain             15%

      Merchandise         35%

      Intermodal/Auto     29%
        Intermodal        24%
        Automotive         5%


Well-balanced portfolio

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Strategic Rationale
--------------------------------------------------------------------------------

                           North American Economies
                                  Integrating

                         Shippers Demanding Integrated
                            North American Service

                     Seamless Service Best Way To Address
                              Interchange Issues

                        Trucking Industry Already Fully
                                  Integrated

                               BNSF-CN Low Risk
                            End-To-End Combination

                         Complementary Strengths -- CN
                       Originations Align Well With BNSF
                                 Terminations

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Customer Benefits
--------------------------------------------------------------------------------

 .   New network efficiencies
    .  More direct routes
    .  Faster transit times
    .  By-pass bottlenecks
    .  Easier to do business with
    .  Greater port access
    .  Increased equipment availability

 .   Commercial benefits
    .  Links production and consumption regions
    .  Access to new markets

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Revenue Synergies
--------------------------------------------------------------------------------

   Automotive

 . Single-line service between plants in Michigan and Southern Ontario to U.S.
   Southwest, West Coast and Mexico

   Chemicals

 .  Connects Alberta, Gulf Coast and
   Sarnia production regions

 .  Single-line service to U.S. Midwest and
   West Coast

   Intermodal

 .  Single-line service between Eastern
   Canada, U.S. Midwest and U.S.
   Southwest, West Coast

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Cost Synergies
--------------------------------------------------------------------------------


----------------      ---------------------------------------

 Locomotive and ------ . Asset efficiencies
  Car Fleet            . Best Practices

----------------      ----------------------------------------


----------------      ----------------------------------------

  Purchasing    ------ . Joint procurement
                       . Pricing leverage

----------------      ----------------------------------------


----------------      ----------------------------------------

      G&A       ------ . Information technology and back shop
                         consolidation

----------------      ----------------------------------------


----------------      ----------------------------------------

 Transportation ------ . Complementary network
                       . Best Practices

----------------      ----------------------------------------

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Shareholder Value
--------------------------------------------------------------------------------

                                  EBIT Impact
                                   (U.S.$M)


Year 1.....$150-200
Year 2.....$350-400
Year 3.....$500-600

Approximately Half from Revenue and Half from Efficiencies

                                   Accretion

 . Accretive from year one, even with purchase accounting

 . Comfortably double-digit by third year of operations

 . Scope for further accretion possible through share buyback

 . Significant free cash-flow generation

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Management Team
--------------------------------------------------------------------------------

 . Rob Krebs - Chairman

 . Paul Tellier - President and CEO

 . Hunter Harrison - COO

 . Tom Hund - CFO

 . Matt Rose - BNSF President and CEO

                             ---------------------

                              Implementation Team

                             ---------------------

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Key Implementation Initiatives
--------------------------------------------------------------------------------


-------------      -----------------------------------------------

 Information ------ . Integrate operating systems and IT function
 Systems            . Develop joint e-commerce initiative

-------------      -----------------------------------------------


-------------      -----------------------------------------------

 Purchasing  ------ . Establish joint procurement system

-------------      -----------------------------------------------


-------------      -----------------------------------------------

 Operations  ------ . Adopt precision scheduling
                    . Utilize total car and locomotive fleets

-------------      -----------------------------------------------


                      ----------------------------------

                       Growth, scale and best practices

                      ----------------------------------

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Low Risks
--------------------------------------------------------------------------------

 . Key Factors

  . End-to-end combination

  . Same operating systems

  . Best merger records

  . Strong management team

  . Comprehensive integration planning

  . Structure preserves each company's culture


                       ---------------------------------

                        A different kind of combination

                       ---------------------------------

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


Roadmap To Completion
--------------------------------------------------------------------------------


-----------------------------------------------------------

       Key Activities                  Timeframe

-----------------------------------------------------------

 Execution And Announcement  . December 20

-----------------------------------------------------------

 STB Pre-Notification        . December 20

-----------------------------------------------------------

 STB Filing Application      . Spring 2000

-----------------------------------------------------------

 Shareholder Votes           . Spring 2000

-----------------------------------------------------------

 STB Approval Process        . Prior mergers suggest up to
                               sixteen months from date of
                               announcement

-----------------------------------------------------------

 Closing                     . Mid 2001

-----------------------------------------------------------

CN                                                                          BNSF
[CN logo appears here]                                  [BNSF logo appears here]


BNSF-CN Combination
--------------------------------------------------------------------------------

 . Meets shippers' North American service needs

 . Has limited integration risk
  . End-to-end combination
  . Common operating systems

 . Maintains local customer and national account focus

 . Generates significant revenue and efficiency synergies


                        -------------------------------

                         Strong earnings and cash flow
                         will drive shareholder value

                        -------------------------------